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                                                                  EXHIBIT 10.2a

               FIRST AMENDMENT TO TRANSFER AND SERVICING AGREEMENT

                                   COMPUCREDIT
                     CREDIT CARD MASTER NOTE BUSINESS TRUST



         THIS FIRST AMENDMENT TO TRANSFER AND SERVICING AGREEMENT (this "AMENDMENT") is hereby executed as of September 7, 2000, among CompuCredit Funding Corp., as Transferor (the "TRANSFEROR"), CompuCredit Corporation, as Servicer (the "SERVICER"), CompuCredit Credit Card Master Note Business Trust, as Issuer (the "ISSUER"), and The Bank of New York, as Indenture Trustee (the "INDENTURE TRUSTEE").

                                   WITNESSETH:

         WHEREAS, the Transferor, the Issuer, the Indenture Trustee and the Servicer entered into that certain Transfer and Servicing Agreement, dated as of July 14, 2000 (the "TRANSFER AND SERVICING AGREEMENT"), which the parties wish to amend in certain respects as provided herein:

         NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

          Section 1. AMENDMENTS TO THE TRANSFER AND SERVICING AGREEMENT.

          (a) The definition of "Account" is hereby amended to delete the words "and (e)" in the fourth line of such definition.

          (b) The definition of "Account Schedule" is hereby amended to delete the words "no later than twelve (12) months" in clause (b) thereof and replace it with the words "as soon as practicable."

          (c) The definition of "Eligible Account" is hereby amended to (i) delete the word "and" after paragraph (e) thereof, (ii) delete the period at the end of paragraph (f) thereof and replace it with a semi-colon and (iii) add the following paragraphs (g) and (h) to such definition:

                           (g) does not have any Receivables that give rise to any claim against any government agency, including, without limitation, the United States or any state thereof, or any agency, instrumentality, or department thereof; and

                           (h) has been originated in accordance with the Credit Card Guidelines.

          (d) The definition of "Eligible Receivable" is hereby amended to (i) delete the word "and" after paragraph (f) thereof, (ii) delete the period at the end of paragraph (g) thereof and replace it with a semi-colon, and (iii) add the following paragraphs (h) - (l) to such definition:

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                           (h) which, at the time of transfer to the Issuer, has
         not been waived or modified except as permitted in accordance with the Credit Card Guidelines and which waiver or modification is reflected in the Servicer's computer file of revolving credit card accounts;

                           (i) which, at the time of transfer to the Issuer, is not subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Obligor, other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general;

                           (j) as to which, at the time of transfer to the Issuer, the Account Owner shall have satisfied all of its obligations required to be satisfied by such time;

                           (k) as to which, at the time of transfer to the Issuer, none of the Transferor, CompuCredit or the Account Owner, as the case may be, has taken any action which would impair, or omitted to take any action the omission of which would impair, the rights of the Issuer, any Series Enhancer or the Noteholders therein; and

                           (l) the inclusion of which in the assets of the Issuer would not cause the aggregate outstanding balance of Receivables with respect to which executive officers of CompuCredit or, to the knowledge of the Transferor, any employees of CompuCredit, are Obligors to exceed $1,000,000.

         (e) The definition of "Finance Charge Receivables" is hereby amended to (i) delete the word "after" after the words "if any," in the twelfth line thereof and replace such word with the words "beginning in the Monthly Period following the Monthly Period in which" and (ii) insert the word "occurs" after the words "Discount Option Date" in the twelfth line thereof.

         (f) Section 2.01(d) is hereby amended to (i) delete the words "or subsequent" in the fifth line thereof and replace such words with the words "on or prior" and (ii) delete Section 2.01(d)(ii) thereof and replace it with the following:

         (ii) on or prior to each such date referred to in clause (i), to deliver to the Owner Trustee an Account Schedule (PROVIDED that such Account Schedule shall be provided in respect of Automatic Additional Accounts as soon as practicable after the Determination Date immediately succeeding the related Monthly Period during which their respective Addition Dates occur), specifying for each such Account as of the Initial Cut-Off Date, Addition Cut-Off Date, Automatic Addition Termination Date or Automatic Addition Suspension Date, as applicable, its account number, bank identification number, bank number, the aggregate amount outstanding in such Account and the aggregate amount of Principal Receivables outstanding in such Account.

         (g) Section 2.02 is hereby amended to (i) delete the words "the penultimate" in the fourth line of the first sentence in Section 2.02(a) thereof and (ii) insert subclause "(d)" after the word "paragraph" in the fourth line of
Section 2.02(a) thereof.

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         (h) Section 2.04(a)(vi) is hereby amended to insert the words ", and in the case of each Supplemental Account, satisfies the conditions set forth in
Section 2.09(g)" at the end of Section 2.04(a)(vi) thereof.

         (i) Section 2.05 is hereby amended to add the following sentence to the end of Section 2.05(a) thereof:

         The Transferor shall also have delivered an Officer's Certificate to each Rating Agency describing the nature of such breach and the manner in which the relevant representation and warranty became true and correct.

         (j) Section 2.06 is hereby amended to delete subclause "(iv)" and replace it with subclause "(v)" in the second line of the first sentence in
Section 2.06 thereof.

         (k) Section 2.09 is hereby amended to delete Section 2.09(e) thereof and replace it with the following:

                  (e) REQUIRED SUPPLEMENTAL ADDITIONS. Except as otherwise provided in SECTION 2.05(b) and SECTION 3.08(a), if, (i) during any period of thirty consecutive days, the Transferor Amount is less than the Required Transferor Amount for that period, the Transferor shall cause to be designated additional Eligible Accounts to be included as Accounts in a sufficient amount (or such lesser amount as shall represent all Eligible Accounts constituting open end credit card accounts then available to the Transferor under the Receivables Purchase Agreements) such that the average of the Transferor Amount as a percentage of the Average Principal Receivables for such 30-day period, computed by assuming that the amount of the Principal Receivables of such additional Accounts shall be deemed to be outstanding in the Trust Estate during each day of such 30-day period, is at least equal to the Required Transferor Amount, or (ii) on the last Business Day of any Monthly Period, the aggregate amount of Principal Receivables is less than the Required Minimum Principal Balance, the Transferor shall designate additional Eligible Accounts to be included as Accounts in a sufficient amount (or such lesser amount as shall represent all Eligible Accounts constituting open end credit card accounts then available to the Transferor under the Receivables Purchase Agreements) such that the aggregate amount of Principal Receivables will be equal to or greater than the Required Minimum Principal Balance. Receivables from such additional Eligible Accounts shall be transferred to the Issuer on or before the tenth (10th) Business Day following such 30-day period or the last Business Day of such Monthly Period, as the case may be.

         (l) Section 2.09 is hereby amended to add the following paragraph (i) to the end thereof:

                  (i) Notwithstanding anything to the contrary herein, any portfolio of credit card accounts which has been acquired and not originated by an Account Owner may not be included as Accounts until the Transferor shall have received written confirmation from each Rating Agency that such designation will not result in a reduction or


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         withdrawal of the rating by such Rating Agency of any outstanding
         Series or Class as to which it is a Rating Agency.

         (m) Section 3.08 is hereby amended to delete the words "seven (7) days after" in the last sentence of Section 3.08(a), and replace such words with the words "the close of business on the date of."

         (n) Section 4.05 is hereby amended to delete the words "agreement amount" in the sentence of Section 4.05(y), and replace such words with the words "aggregate amount."

         (o) Section 6.03 is hereby amended to delete the word "gross" in the eighth line of Section 6.03 thereof.

         (p) Section 8.01 is hereby amended to add the following sentence to the end of the paragraph that immediately follows Section 8.01(d) (after the definition of "Termination Notice" and the proviso following such definition):

         The Indenture Trustee shall notify each Rating Agency of any Servicer Default of which a Responsible Officer has actual knowledge and shall provide each Rating Agency with a copy of any Termination Notice given to the Servicer and the Owner Trustee pursuant to this SECTION 8.01.

         (q) Section 8.03 is hereby amended to add the words "and each Series Enhancer" at the end of Section 8.03.

         (r) Section 10.01 is hereby amended to delete the first sentence of
Section 10.01(a) thereof and replace it with the following:

         This Agreement may be amended from time to time by the Servicer, the Transferor, the Issuer and the Indenture Trustee, by a written instrument signed by each of them, without consent of any of the Noteholders or the Series Enhancers, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER, that such action shall not adversely affect in any material respect the interest of any of the Noteholders or any Series Enhancer. The Transferor shall provide notice of any such amendment to each Rating Agency.

         (s) Section 10.13 is hereby amended to delete the word "Indenture" in the first line of Section 10.13 thereof and replace it with the word "Agreement."

         (t) Schedule II is hereby deleted in its entirety and replaced with the
Schedule II attached hereto as Exhibit A.

         (u) Exhibit B-2 is hereby amended to delete the words "1 and 2" in paragraph 4 thereof and replace such words with the words "2 and 3."



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          Section 2. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written.

          Section 3. GOVERNING LAW. THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 4. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         Section 5. SEVERABILITY. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         Section 6. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to such terms, or incorporated by reference, in the Transfer and Servicing Agreement.



                    [SIGNATURES SET FORTH ON FOLLOWING PAGE]




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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

                                       COMPUCREDIT FUNDING CORP.,
                                       as Transferor

                                       By:  ___________________________
                                            Name:
                                            Title:


                                       COMPUCREDIT CORPORATION,
                                       as Servicer

                                       By:  ___________________________
                                            Name:    Ashley L. Johnson
                                            Title:   Treasurer


                                       COMPUCREDIT CREDIT CARD
                                       MASTER NOTE BUSINESS TRUST,
                                       as Issuer

                                       By: Wilmington Trust FSB, Owner Trustee

                                       By:   ___________________________
                                             Name:
                                             Title:


                                       THE BANK OF NEW YORK,
                                       as Indenture Trustee

                                       By:   ___________________________
                                             Name:
                                             Title:



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ACCEPTED AND AGREED:

ENTERPRISE FUNDING CORPORATION,
as Purchaser

By:  _______________________________
     Name:
     Title:


BANK OF AMERICA, N.A,
as Agent

By:  _______________________________
     Name:
     Title:


VARIABLE FUNDING CAPITAL
CORPORATION, a Delaware corporation,
as Purchaser

By:   First Union Securities, Inc.,
      attorney-in-fact

By:   ______________________________
      Name:
      Title:


FIRST UNION SECURITIES, INC.,
a Delaware corporation, as Deal Agent

By:   ______________________________
      Name:
      Title:


FIRST UNION NATIONAL BANK, a national banking association, as Liquidity Agent

By:   ______________________________
      Name:
      Title:



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THREE PILLARS FUNDING CORPORATION, a Delaware corporation,
as Purchaser

By:   _______________________________
      Name:
      Title:


SUNTRUST EQUITABLE SECURITIES CORPORATION, a Tennessee corporation, as Deal Agent


By:   _______________________________
      Name:
      Title:

SUNTRUST BANK, a national banking association, as Liquidity Agent

By:   _______________________________
      Name:
      Title:

SHEFFIELD RECEIVABLES CORPORATION, a Delaware corporation, as Purchaser

By:   _______________________________
      Name:
      Title:


BARCLAYS BANK PLC,
as Agent

By:   _______________________________
      Name:
      Title:


TWIN TOWERS INC.,
as Class A Purchaser and Class B Purchaser

By:   _______________________________
      Name:
      Title:

DEUTSCHE BANK AG,
as Administrative Agent and Agent

By:  _______________________________
     Name:
     Title:

By:  _______________________________
     Name:
     Title: